UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of Principal Executive Offices, including Zip Code)

(615) 465-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously announced, on July 29, 2013, Community Health Systems, Inc. (“CHS”), FWCT-2 Acquisition Corporation, an indirect, wholly-owned subsidiary of CHS (“Merger Sub”), and Health Management Associates, Inc. (“HMA”) entered into an Agreement and Plan of Merger (as amended on September 24, 2013, the “Merger Agreement”). On January 27, 2014, pursuant to the Merger Agreement, Merger Sub merged with and into HMA, with HMA becoming an indirect, wholly-owned subsidiary of CHS (the “Merger”).

On January 28, 2014, CHS filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) in which CHS stated its intention to file the historical financial statements of HMA required by part (a) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to the Initial 8-K (this “Amendment No. 1”) amends the Initial 8-K in order to provide the required financial information.

Item 7.01 Regulation FD Disclosure.

On April 9, 2014, CHS posted on the “Investor Relations” section of its website a slide presentation regarding the financial information filed with this Amendment No. 1. A copy of the slide presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. CHS may use the slide presentation, in whole or in part, from time to time in presentations to or discussions with investors, analysts and other parties.

The information furnished in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Filed herewith and incorporated by reference herein is the following exhibit:

99.1	Audited consolidated balance sheets of HMA as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2013 and the related notes to such audited consolidated financial statements

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated balance sheets of HMA as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2013 and the related notes to such audited consolidated financial statements

99.2	Slide presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

Date: April 9, 2014	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
President of Financial Services, Chief Financial Officer and Director (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated balance sheets of HMA as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2013 and the related notes to such audited consolidated financial statements

99.2	Slide presentation